UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2022

Vaxart, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35285	59-1212264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Harbor Way, Suite 300, South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 550-3500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	VXRT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.         Submission of Matters to a Vote of Security Holders.

On July 6, 2022, Vaxart, Inc. (the “Company”) held the Company’s reconvened 2022 annual meeting of stockholders (the “Annual Meeting”), which had previously been adjourned on June 7, 2022. Proxies had been submitted by stockholders representing approximately 60.41% of the shares of the Company’s common stock outstanding and entitled to vote, which constituted a quorum. At the Annual Meeting, the Company’s stockholders voted on three Proposals, each of which is described in more detail in the proxy statement for the Annual Meeting (the “Proxy Statement”). As described in more detail below, the polls were left open on an additional three Proposals in order to allow additional time for the stockholders to vote on those Proposals and to solicit additional votes in favor of such Proposals.

The following is a brief description of each matter voted upon and the results, including the number of votes cast for and against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter. Proxies for the Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition of management’s solicitation.

Proposal 1. Stockholders elected the seven nominees for directors to serve until the Company’s 2023 annual meeting of stockholders or until his or her respective successor has been duly elected and qualified. The voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Julie Cherrington, Ph.D.	44,048,973	2,492,504	29,826,284
Todd Davis	43,319,638	3,221,839	29,826,284
Michael J. Finney, Ph.D.	41,246,585	5,294,892	29,826,284
Andrei Floroiu	41,417,063	5,124,414	29,826,284
David Wheadon, M.D.	43,991,703	2,549,774	29,826,284
Karen J. Wilson	43,679,511	2,861,966	29,826,284
Robert A. Yedid	43,194,187	3,347,290	29,826,284

Proposal 5. Stockholders ratified the selection of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the year ending December 31, 2022. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
71,834,956	2,978,771	1,554,034	—

Proposal 6. Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the 2022 Proxy Statement. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,604,695	7,356,984	1,579,798	29,826,284

Stockholders did not vote on Proposal 2 (Adoption of an amendment to the Company’s restated certificate of incorporation to increase the number of authorized shares of common stock), Proposal 3 (Amendment and restatement of the 2019 Equity Incentive Plan), or Proposal 4 (Approval of the 2022 Employee Stock Purchase Plan). There were insufficient votes present at the Annual Meeting to approve Proposal 2. At the time of the Annual Meeting, approximately 81% of the votes cast on Proposal 2 were voted in favor of its approval, which constitutes approximately 48.49% of the outstanding shares in favor. As described in the Proxy Statement, each of Proposals 3 and 4 are contingent upon the approval of Proposal 2. The Board of Directors believes the approval of Proposal 2, as well as the approval of Proposals 3 and 4, which are contingent upon the approval of Proposal 2, are advisable and in the best interests of the Company and its stockholders. Accordingly, the Annual Meeting was adjourned in order to allow additional time for the stockholders to vote on those Proposals and to solicit additional votes in favor of such Proposals.

The reconvened Annual Meeting will be held on Thursday, August 4, 2022, at 9:30 a.m. Pacific Time at the offices of the Company located at 170 Harbor Way, Suite 300, South San Francisco, California 94080, and through live webcast of the meeting, as described on the proxy card or in the instructions that accompanied the proxy materials to the Company’s stockholders.

During the period of the adjournment, the polls for Proposals 2, 3, and 4 will remain open while the Company continues to solicit votes from its stockholders with respect to those Proposals for the Annual Meeting. Stockholders who have already voted do not need to recast their votes. Proxies previously submitted in respect of the Annual Meeting will be voted at the adjourned Annual Meeting unless properly revoked in accordance with the procedures described in the Proxy Statement.

The close of business on April 11, 2022, will continue to be the record date for the determination of stockholders of the Company entitled to vote at the Annual Meeting.

Forward-Looking Statements

Statements contained or incorporated by reference in this Current Report on Form 8-K (this “Form 8-K”) which relate to other than strictly historical facts, such as statements about the Company’s plans and strategies are forward-looking statements. The words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” and similar expressions identify forward-looking statements that speak only as of the date of this Form 8-K. Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from historical or anticipated results due to many factors including, but not limited to, the Company’s continuing operating losses, uncertainty of market acceptance, reliance on third party manufacturers, accumulated deficit, future capital needs, uncertainty of capital funding, dependence on limited product line and distribution channels, competition, limited marketing and manufacturing experience, and other risks detailed in the Company’s most recent Annual Report on Form 10-K (the “Annual Report”) and other filings with the Securities and Exchange Commission (the “SEC”). The Company undertakes no obligation to publicly update or revise any forward-looking statements.

Additional Information and Where to Find It

In connection with the Annual Meeting of stockholders, the Company filed with the SEC a definitive proxy statement of which notice was mailed to the Company’s stockholders as of the record date for the Annual Meeting of stockholders. STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS THERETO, BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE MATTERS BEFORE THE STOCKHOLDERS AT THE ANNUAL MEETING. The Company’s stockholders may also obtain copies of the Proxy Statement, the Annual Report to stockholders and all other relevant documents filed or that will be filed with the SEC in connection with the Annual Meeting, without charge, once available, at the SEC’s website at http://www.sec.gov or by directing a request to: Vaxart, Inc., 170 Harbor Way, Suite 300, South San Francisco, California.

Participants in the Solicitation

The Company and certain of its respective directors, executive officers, and other members of management and employees may be deemed participants in the solicitation of proxies of the Company’s stockholders in connection with the Annual Meeting. STOCKHOLDERS AND OTHER INTERESTED PERSONS MAY OBTAIN, WITHOUT CHARGE, MORE DETAILED INFORMATION REGARDING THE DIRECTORS AND OFFICERS OF THE COMPANY IN ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2021, WHICH WAS FILED WITH THE SEC ON FEBRUARY 24, 2022, AND NOTICE OF HOW TO ACCESS SUCH ANNUAL REPORT WAS MAILED TO STOCKHOLDERS ALONG WITH THE NOTICE OF THE PROXY STATEMENT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vaxart, Inc.

Dated: July 8, 2022
	By:	/s/ Andrei Floroiu
Andrei Floroiu
Chief Executive Officer